Exhibit 10.14.3

Execution Version

OMNIBUS AGREEMENT (MID-STATE TRUST XIV)

OMNIBUS AMENDMENT (this “Amendment”), dated as of July 2, 2007, by and among THREE PILLARS FUNDING, LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”), MID-STATE TRUST XIV, as borrower (the “Borrower”), TREASURY BANK, a division of Countrywide Bank, FSB (fka Treasury Bank, a division of Countrywide Bank N.A.), a national banking association, as custodian (the “Custodian”), THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”) and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as agent and administrative trustee (in such capacities, the “Agent” and “Administrative Trustee”), JIM WALTER HOMES, INC., NEATHERLIN HOMES, INC., DREAM HOMES, INC., and DREAM HOMES USA, (the “Originators”), OCWEN LOAN SERVICING LLC (the “Back-up Servicer”) and SUNTRUST BANK, as a bank investor (in such capacity, the “Bank Investor” and the “Majority Investors”). Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement (as defined below and amended hereby).

Capitalized terms used and not defined in this Amendment or in any of the Operative Documents shall have the meanings given such terms in Annex A to the Amended and Restated Variable Funding Loan Agreement, dated as of June 15, 2006, as amended from time to time (the “Loan Agreement”), among the Lender, the Borrower, the Custodian, the Trustee, the Agent, the Administrative Trustee and the Bank Investor.

PRELIMINARY STATEMENTS

WHEREAS, each of the signatories hereto is party to one or more of the Operative Documents; and

WHEREAS, each of the signatories hereto wish to amend certain of the Operative Documents, as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Loan Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.           SECTION 1. Definitions.  For purposes of this Amendment and the Operative Documents, the following capitalized terms shall have the following meanings:

Merger Transaction:  The contemplated transaction pursuant to which Mid-State Homes Inc. shall be merged into Walter Mortgage Company.

SECTION 2.           Merger Transaction.

The parties hereto hereby (a) consent to the merger of Mid-State Homes Inc. and Walter Mortgage Company pursuant to the Merger Transaction for all purposes under the Operative Documents and (b) acknowledge and agree that Walter Mortgage Company shall be the successor to Mid-State Homes Inc. for purposes of each of the Operative Agreements, and that each Operative Documents is hereby amended by (except as otherwise set forth herein) replacing each reference to “Mid-State Homes, Inc.” with “Walter Mortgage Company, as successor by merger to Mid-State Homes, Inc.”.

SECTION 3.           Amendment to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)           The definition of “Collection Policy” in Annex A to the Loan Agreement is hereby amended by deleting clause (ii) in its entirety.

(b)           The definition of “Master Account” in Annex A to the Loan Agreement is hereby amended by deleting the definition in its entirety.

(c)           The definition of “Subservicer” in Annex A to the Loan Agreement is hereby amended by deleting the words “or Walter Mortgage Company”.

(d)           The definition of “Subservicing Agreement” in Annex A to the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following language:

“Subservicing Agreement” means each subservicing agreement by and between the Master Servicer and each Subservicer, as such agreements may be amended, modified or restated from time to time.

SECTION 4.           Waiver of Notice of Amendment.

Pursuant to Section 6.1(e) of the Loan Agreement, an Event of Default shall occur upon the default by the Borrower in the performance of any material covenant or undertaking to be performed or observed by the Borrower under any provision of the Loan Agreement.  The Borrower hereby informs the Agent and each Managing Agent of the failure to comply with the requirement of Section 5.1(l)(i) that the Borrower shall furnish to the Agent and each Management Agent copies of the form of each proposed amendment to the Trust Agreement, the Subservicing Agreement or the Master Servicing Agreement at least sixty (60) days prior to the proposed date of adoption of any such proposed amendment (the “Sixty Day Notice Event”).  The Borrower hereby requests that the Agent and each Managing Agent waive any Event of Default occurring as a result of such Sixty Day Notice Event.  Subject to the following, the Agent and each Managing Agent hereby waives such Event of Default.

SECTION 5.           Amendment to Master Servicing Agreement  The Master Servicing Agreement is hereby amended as follows:

(a)           The first paragraph of the Master Servicing Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

(b)           Section 2.7(b) of the Master Servicing Agreement is hereby amended by deleting the parenthetical “(Except as otherwise provided in Section 2.6(b) of the Subservicing Agreement, dated as of February 3, 2005, between the Master Servicer and

Walter Mortgage Company, (the “Subservicing Agreement”)).”, beginning in the eleventh line thereof.

(c)           The parties hereto acknowledge and agree that Sections 2.1-2.15 and Section 3.4 of the existing Subservicing Agreement and other duties and obligations of the Subservicer under the existing Subservicing Agreement are hereby incorporated by reference into the Master Servicing Agreement and the Master Servicer hereby assumes all obligations of the Subservicer under the Subservicing Agreement from and after the date of the Merger Transaction; provided, for purposes of the Master Servicing Agreement, the language in Section 2.6(b) of the existing Subservicing Agreement is hereby amended by deleting the second and third sentences thereto and replacing them with the following language:

“The WMC Subservicer shall collect all moneys received in the post office box on a daily basis and deposit such moneys in the Holding Account on the day of such collection from the post office box.”.

(d)           Section 4.1 of the Master Servicing Agreement is hereby amended by deleting the reference to “the State of Florida” and replacing it with “the State of Delaware”.

(e)           Pursuant to Section 4.2 of the Master Servicing Agreement, any entity resulting from any merger or consolidation to which the Master Servicer is a party shall be successor to the Master Servicer under the Master Servicing Agreement provided that such entity does not have a long-term debt rating lower than that of the Master Servicer and shall be acceptable to the Lender.  The Lender hereby consents to the merger of the Master Servicer and the Subservicer pursuant to the Merger Transaction, and the parties hereto hereby waive the requirements of such Section 4.2 with respect to the long-term debt rating of the successor to the Master Servicer.

(f)            Pursuant to Section 7.2(a) of the Master Servicing Agreement, any amendment must be consented to by the Borrower, the Master Servicer, the Controlling Party and the Trustee.  The Borrower, the Master Servicer, the Controlling Party and the Trustee hereby consent to the above amendment to the Master Servicing Agreement.

(g)           Section 7.7 of the Master Servicing Agreement is hereby amended by replacing the notice address for the Master Servicer with the following: Walter Mortgage Company, 4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

SECTION 6.           Amendment to Subservicing Agreement. The Subservicing Agreement is hereby amended as follows:

The parties hereto acknowledge and agree that pursuant to the Merger Transaction, the Subservicer is merging with the Master Servicer, and upon the consummation of such merger, the Subservicing Agreement shall be terminated and the obligations of the Subservicer pursuant to Sections 2.1-2.15 and Section 3.3 of the Subservicing Agreement and any other duties and obligations of the Subservicer shall be transferred to the Master Servicer in accordance with

Section 5(b) of this Amendment.  The parties hereto hereby consent to the Merger Transaction and the termination of the Subservicing Agreement.

SECTION 7.           Amendment to DAT Agreement.  The DAT Agreement is hereby amended as follows:

(a)           The parties hereto acknowledge and agree that the DAT Agreement is hereby amended by deleting Walter Mortgage Company as an Eligible Originator and removing all references to Walter Mortgage Company as an Eligible Originator.

(b)           Section 9 of the DAT Agreement is hereby amended by

1.                                       replacing the notice address for the Depositor with the following:

Walter Mortgage Company, 4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

2.                                       deleting the notice address for Walter Mortgage Company as an Eligible Originator.

(c)           Section 8 of the DAT Agreement provides that the DAT Agreement may be amended only with the written consent of the Depositor, the Originator, the Eligible Originators and the Controlling Party. The Depositor, the Originator, the Eligible Originators and the Controlling Party hereby consent to the amendments to the DAT Agreement as set forth in this Amendment.

SECTION 8.           Amendment to Back-up Servicing Agreement   The Back-up Servicing Agreement is hereby amended as follows:

(a)           The first paragraph of the Back-up Servicing Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

(b)           Section 5.6 of the Back-up Servicing Agreement is hereby amended by replacing the notice address for the Servicer with the following: Walter Mortgage Company, 4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

SECTION 9.           Amendment to CTA Agreement  The CTA Agreement is hereby amended as follows:

(a)           The first paragraph of the CTA Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

(b)           Section 7.2 of the CTA Agreement is hereby amended by replacing the notice address for the Master Servicer with the following: Walter Mortgage Company,

4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

SECTION 10.         Amendment to BAT Agreement   The BAT Agreement is hereby amended as follows:

(a)           The first paragraph of the BAT Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

(b)           Section 3(c)(i)(A) of the BAT Agreement is hereby amended by deleting the reference to “the State of Florida” and replacing it with “the State of Delaware”.

(c)           Section 8 of the BAT Agreement is hereby amended by replacing the notice address for the Depositor with the following: Walter Mortgage Company, 4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

(d)           The first paragraph of the Exhibit A to the BAT Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

SECTION 11.         Amendment to Trust Agreement  The Trust Agreement is hereby amended as follows:

(a)           The first paragraph of the Trust Agreement is hereby amended by deleting the reference to “a Florida corporation” and replacing it with “a Delaware corporation”.

(b)           Section 8 of the Trust Agreement is hereby amended by replacing the notice address for the Grantor with the following: Walter Mortgage Company, 4211 W. Boy Scout Boulevard, Tampa Florida 33607, Attention: Miles C. Dearden, III, Telephone: (813) 871-4404, Telecopy: (813) 871-4430.

SECTION 12.         Conditions Precedent.  This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

(a)           This Amendment shall have been executed and delivered by a duly authorized officer of each party thereto.

(b)           The Merger Transaction shall have occurred.

(c)           The Borrower shall be in compliance with each of its covenants set forth herein and each of the Operative Documents to which it is a party.

(d)           No event has occurred which constitutes a Facility Termination Event or a Potential Facility Termination Event and the Facility Termination Date shall not have occurred.

SECTION 13.         Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) the Borrower hereby reaffirms all representations and warranties made by it in Article II of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) the Borrower hereby represents and warrants that no Facility Termination Event or Potential Facility Termination Event shall have occurred and be continuing and (ii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any referenced to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

The Depositor, Grantor and Master Servicer hereby  (i) certifies that the representations and warranties made by it in Section 4.1 of the Master Servicing Agreement, Section 3(c) of the DAT Agreement, and Section 6.2(b) of the Trust Agreement are true and correct as of the date hereof, as though made on and as of the date hereof and (ii) agrees to comply with all of the duties and obligations of the Depositor, Grantor and/or Master Servicer, as applicable, under the Insurance Agreement, Master Servicing Agreement and Trust Agreement.

SECTION 14.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 15.         Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 16.         Counterparts.  This Amendment may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the sale instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 17.         Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein or therein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment.

[signature pages omitted]